EXHIBIT 10.6


                          REGISTRATION RIGHTS AGREEMENT

             This REGISTRATION RIGHTS AGREEMENT (the "Agreement"), is made as of ____________ __, 1998, by and among HK Systems, Inc., a Wisconsin corporation (the "Company"), M&I Ventures Corporation, a Wisconsin corporation ("MIVC"), State of Wisconsin Investment Board ("SWIB," and, together with MIVC, the "Investors"), John W. Splude, Glen P. Davis and John C. Hines (individually a "Senior Executive" and collectively, the "Senior Executives"). MIVC, SWIB and the Senior Executives are sometimes hereinafter referred to individually as a "Shareholder" and collectively as the "Shareholders."

             The Company and the Shareholders wish to revise and restate the provisions relating to the registration rights of the Investors contained in the Second Amended and Restated Investment Agreement, dated as of January 15, 1998, by and among the Company and the Investors to, among other things, reflect the effects of the Company's initial public offering of Company common stock, $.01 par value ("Common Shares") consummated on the date hereof (the "IPO").

             IN CONSIDERATION of the mutual covenants, conditions and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

             1.   Demand Registration Rights.

                  (a) Requests for Registration. Subject to the limitations described herein, at any time the Investors may request registration under the Securities Act of 1933, as amended (the "Act"), of all or part of their Common Shares that they held on the date of this Agreement on Form S-1 or any similar long-form registration or on Form S-2, Form S-3 or any similar short-form registration ("Short-Form Registrations") if available. Each such request shall specify the approximate number of Common Shares requested to be registered. Within ten (10) days after receipt of any such request, the Company will give written notice of such requested registration to all other Shareholders and subject to Section 1(c) of this Agreement will include in such registration all Common Shares held by Investors with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after receipt of the Company's notice. All registrations requested pursuant to this Section 1(a) are referred to herein as "Demand Registrations."

                  (b) Demand Registrations. The Investors will be entitled to request two (2) Demand Registrations in the aggregate pursuant to
   Section 1(a). The Company will pay all Registration Expenses (as such term is defined herein) in connection with Demand Registrations. The Company will use reasonable efforts to make Short-Form Registrations available for the sale of Common Shares but shall not be obligated to do so.

                  (c)  Priority on Demand Registrations.

                       (i) If a Demand Registration is either the first underwritten offering of Common Shares after the IPO (the "First Subsequent Underwriting") or any other underwritten offering in which Western Atlas, Inc., a Delaware corporation ("Western Atlas") does not participate and the managing underwriters advise the Company in writing that in their opinion the number of Common Shares requested to be included in such registration exceeds the number that can be sold in an orderly manner in such offering, then the Company will include in such Demand Registration the number of Common Shares that, in the opinion of the underwriters, can be sold in an orderly manner in such offering within the price range of such offering, to include in order of priority (A) first, the number of Common Shares requested to be included in such offering for sale by the Shareholders (the "Shareholder Common Shares"), pro rata among each Shareholder in proportion to the number of Common Shares then held by each Shareholder (excluding Common Shares acquired by an Investor subsequent to the date hereof); provided, however, that Senior Executives shall have the right to include in any such Demand Registration, pro rata among the participating Senior Executives on the basis of the number of Common Shares held by each such participating Senior Executive, a number of Common Shares not less than twenty-five percent (25%) of the total number of Shareholder Common Shares to be included in such Demand Registration; and (B) second, Common Shares requested to be included in the Demand Registration by Western Atlas ("Western Atlas Common Shares"), if any.

                       (ii) If a Demand Registration is any underwritten offering of Common Shares that is not the First Subsequent Underwriting and in which Western Atlas participates and the managing underwriters advise the Company in writing that in their opinion the number of Common Shares requested to be included in such registration exceeds the number that can be sold in an orderly manner in such offering, then the Company will include in such Demand Registration the number of Common Shares that, in the opinion of the underwriters, can be sold in an orderly manner in such offering, to be comprised of the Shareholder Common Shares and the Western Atlas Common Shares in proportion to the number of Common Shares proposed to be sold by each holder of such Common Shares; provided, however, that Senior Executives shall have the right to include in any such Demand Registration, pro rata among the participating Senior Executives on the basis of the number of Common Shares held by each such participating Senior Executive, a number of Common Shares not less than twenty-five percent (25%) of the total number of Shareholder Common Shares to be included in such Demand Registration.

                       (iv) Notwithstanding the above or Section 2 hereof, the Chief Executive Officer of the Company shall have the right to designate employees of the Company who may participate in any Demand Registration or any Piggyback Registration (as such term is defined herein) on the same terms that are applicable to the Senior Executives.

                       (v) In the context of any underwritten offering, the provisions of this Section 1(d) concerning the allocation of Common Shares among Shareholders or Shareholders and Western Atlas shall apply equally with respect to both (A) the number of Common Shares the underwriters are committed to purchase and (B) the number of Common Shares the underwriters have the option to purchase pursuant to the exercise of any over-allotment options granted to the underwriters.

                  (e)  Limitations on Demand Registrations.

                       (i) The Company shall not be required to register in any one Demand Registration an amount of Registration Shares (as such term is defined herein) that is less than five percent (5%) of the issued and outstanding Common Shares.

                       (ii) A Demand Registration will not count as such until it has become effective (a Demand Registration will, however, count as such if, after the filing of a registration statement, the failure of such registration statement to become effective is due to the actions of the Investors or if, once effective, the effectiveness of a registration statement is withdrawn because of an Investor's actions); provided, that in any event, the Company will pay all Registration Expenses in connection with any registration initiated as a Demand Registration whether or not it has become effective.

                       (iii) The right of SWIB to request any Demand Registration provided in Section 1(b) shall terminate at such time as SWIB's beneficial ownership of Common Shares (taking into account only the Common Shares that SWIB beneficially owns as of the date hereof and continues to own at such time) constitutes less than five percent (5%) of the then issued and outstanding Common Shares. The right of MIVC to participate in any Demand Registration provided in Section 1(b) shall terminate at such time as MIVC's beneficial ownership of Common Shares (taking into account only the Common Shares that MIVC beneficially owns as of the date hereof and continues to own at such time) constitutes less than five percent (5%) of the then issued and outstanding Common Shares.

                       (iv) A Demand Registration that is an underwritten offering, even if it has become effective, will not count as such if the principal closing of such offering does not occur due to factors beyond the control of the Investors. A Demand Registration that is not an underwritten offering, even if it has become effective, will not count as such if the Investors are unable to sell at least eighty percent (80%) of the Common Shares included as the Investor's portion of the Shareholder Common Shares registered in such Demand Registration due to factors beyond the control of the Investors.

                       (v) The Investors shall not request a Demand Registration until a period of six (6) months has elapsed following the sale of any Common Shares by an Investor pursuant to the IPO or a prior Demand Registration or Piggyback Registration.

                  (f) If a Demand Registration was initiated by an Investor and the Company then wishes to offer shares of stock in connection with such registration, then such registration will be considered a Piggyback Registration, and the provisions of Section 2 of this Agreement (and not this Section 1 of this Agreement) shall apply. Upon receipt of such written demand, the Company shall expeditiously effect the registration under the Act of the Registration Shares and use all reasonable efforts to have such registration declared effective as soon as practicable after the filing thereof.

                  (g) Notwithstanding the foregoing, the Company shall be entitled to postpone, for up to one hundred twenty (120) days, (i) the filing of any registration statement otherwise required prepared and filed by it pursuant to this Section 1 of this Agreement, (ii) the effectiveness of a registration statement theretofore filed by it or (iii) sales pursuant to an effective registration statement if, at the time it receives a request for the exercise of demand rights pursuant to this
   Section 1, the Company would be required to prepare any financial statements other than those it customarily prepares or if, at any time, the Company determines in its reasonable business judgment that such registration or offering would interfere with any then pending material financing, acquisition, corporate reorganization or other material corporate transaction or development involving the Company and promptly gives the Investors written notice of such determination. In any such event, the Company shall use all reasonable efforts to minimize the length of the postponement. If the Company shall so postpone the filing of any registration statement, then the Investor exercising its Demand Registration shall have the right to withdraw such Demand Registration request by giving written notice to the Company within thirty (30) days after the receipt of the notice of postponement and, in the event of such a withdrawal, the demand request that was withdrawn shall not be deemed to have been made.

                  (h) Subject to the consent of the Investor(s) making the request for a Demand Registration (which consent shall not be unreasonably withheld) and except as provided in the Warrant by and between the Company and Western Atlas, Senior Executives shall have the right to select the underwriters, investment bankers and managers to administer any offering under this Section 1. Without limitation, Investor(s) shall be deemed to have unreasonably withheld such consent if it or they refuse to consent to the selection of any of the underwriters who participated in the IPO or underwriters of comparable stature.

                  (i) The term "Registration Shares" shall mean all Common Shares held by Shareholders that are to be registered in a Demand Registration pursuant to this Section 1 or a Piggyback Registration pursuant to Section 2 of this Agreement.

             2.   Piggyback Registration Rights.

                  (a) If at any time the Company proposes to register any Common Shares under the Act (otherwise than in connection with the registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or similar transaction), the Company shall give the Investors notice of such proposed registration at least thirty (30) days prior to the filing of a registration statement. At the written request of any Investor delivered to the Company within fifteen (15) days after the receipt of the notice from the Company, which request shall state the number of Common Shares which that Investor wishes to sell or distribute publicly under the registration statement proposed to be filed by the Company, the Company shall use all reasonable efforts to register under the Act such Common Shares and to cause such registration (the "Piggyback Registration") to become and remain effective as provided in this Agreement.

                  (b) If a Piggyback Registration is either the First Subsequent Underwriting or any other underwritten offering in which Western Atlas does not participate and the managing underwriters advise the Company in writing that in its opinion the number of Common Shares requested to be included in such registration exceeds the number that can be sold in an orderly manner in such offering, then the Company will include in such Piggyback Registration the number of Common Shares that, in the opinion of the underwriters, can be sold in an orderly manner in such offering, to include in order of priority (A) first, the Common Shares the Company proposes to sell, if any ("Company Common Shares"); (B) second, the Shareholder Common Shares, pro rata among each Shareholder in proportion to the number of Common Shares then held by each Shareholder (excluding Common Shares acquired by an Investor subsequent to the date hereof); provided, however, that Senior Executives shall have the right to include in any such Piggyback Registration, pro rata among the participating Senior Executives on the basis of the number of Common Shares held by each such participating Senior Executive, a number of Common Shares not less than twenty-five percent (25%) of the sum of the number of Shareholder Common Shares to be included in such Piggback Registration plus the number of Company Common Shares, if any, to be included in such Piggyback Registration; and (C) third, Western Atlas Common Shares, if any.

                  (c) If a Piggyback Registration is an underwritten offering of Common Shares that is not the First Subsequent Underwriting and in which Western Atlas participates and the managing underwriters advise the Company in writing that in its opinion the number of Common Shares requested to be included in such registration exceeds the number that can be sold in an orderly manner in such offering, then the Company will include in such Piggyback Registration the number of Common Shares that, in the opinion of the underwriters, can be sold in an orderly manner in such offering, to include in order of priority (A) first, the Company Common Shares, if any; and (B) second, the Shareholder Common Shares and Western Atlas Common Shares in proportion to the number of Common Shares proposed to be sold by each holder of such Common Shares; provided, however, that Senior Executives shall have the right to include in the number of Common Shares to be included in such Piggyback Registration, pro rata among the participating Senior Executives on the basis of the number of Common Shares held by each such participating Senior Executive, a number of Common Shares not less than twenty-five percent (25%) of the sum of the number of Shareholder Common Shares to be included in such Piggyback Registration plus the number of Company Common Shares, if any, to be included in such Piggyback Registration.

                  (d) The right of SWIB to participate in any Piggyback Registration provided in this Section 2 shall terminate at such time as SWIB's beneficial ownership of Common Shares (taking into account only the Common Shares that SWIB beneficially owns as of the date hereof and continues to own at such time) constitutes less than five percent (5%) of the then issued and outstanding Common Shares. The right of MIVC to participate in any Piggyback Registration provided in this Section 2 shall terminate at such time as MIVC's beneficial ownership of Common Shares (taking into account only the Common Shares that MIVC beneficially owns as of the date hereof and continues to own at such time) constitutes less than five percent (5%) of the then issued and outstanding Common Shares.

                  (e) In the context of any underwritten offering, the provisions of this Section 2 concerning the allocation of Common Shares among (i) Shareholders, (ii) Shareholders and the Company or (iii) Shareholders and Western Atlas shall apply equally with respect to both
   (A) the number of Common Shares the underwriters are committed to purchase and (B) the number of Common Shares the underwriters have the option to purchase pursuant to the exercise of any over-allotment options granted to the underwriters.

             3.   Indemnity.

                  (a) The Company will indemnify and hold harmless (i) the Investors, (ii) the officers, directors and employees of the Investors,
   (iii) the Senior Executives, (iv) any employee of the Company who sells Common Shares and (v) each underwriter of Common Shares sold pursuant to the IPO or Section 1 or Section 2 of this Agreement (and any Person who controls an Investor, a Senior Executive or underwriter within the meaning of Section 15 of the Act) against all claims, losses, damages, liabilities, actions and expenses resulting from any untrue statement or alleged untrue statement of a material fact contained in a prospectus or in any related registration statement, notification or the like of the Company relating to the IPO or to this Agreement or from any omission or alleged omission of the Company to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been based on information furnished in writing to the Company by an Investor, Senior Executive, employee or such underwriter expressly for use therein and use in accordance with such writing. The Company agrees to reimburse each indemnified person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability, action or expense.

                  (b) Each Shareholder, by acceptance of the registration provisions provided herein agrees to: (i) furnish to the Company such information concerning that Shareholder and the proposed sale or distribution as shall, in the opinion of counsel for the Company, be necessary in connection with any such registration or qualification of any Common Shares proposed to be made pursuant to the IPO, Section 1 or
   Section 2 of this Agreement; and (ii) indemnify and hold harmless the Company, its officers and directors and each of its underwriters (within the meaning of Section 15 of the Act) against all claims, losses, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of a material fact furnished in writing to the Company by that Shareholder pursuant to the IPO, Section 1 or Section 2 of this Agreement expressly for use in connection with such registration or qualification and used in accordance with such writing and from any omission therefrom or alleged omission therefrom of a material fact needed to be furnished or necessary to make the information furnished not misleading.

             4. Registration Covenants of the Company. In the event that any Common Shares are to be registered pursuant to Section 1 or Section 2 of this Agreement, the Company covenants and agrees that the Company will use all reasonable efforts to effect the registration and cooperate in the sale of the Registration Shares to be registered and will:

                  (a) promptly (within sixty (60) calendar days) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to the Registration Shares (and promptly file any necessary amendments or supplements thereto) (a "Registration Statement") which Registration Statement will state that the holders of Registration Shares covered thereby may sell such Registration Shares either under such Registration Statement or pursuant to Rule 144 (or any similar rule then in effect), and use all reasonable efforts to cause such Registration Statement to become effective as soon as is reasonably practicable;

                  (b) furnish to the Shareholders copies of such Registration Statement and any amendments or supplements thereto and any prospectus forming a part thereof prior to filing, which documents will be subject to the review of counsel for the Shareholders;

                  (c) notify the Shareholders, promptly after the Company shall receive notice thereof, of the time when said Registration Statement becomes effective or when any amendment or supplement to any prospectus forming a part of said Registration Statement has been filed;

                  (d) notify the Shareholders, promptly of any request by the Commission for the amending or supplementing of such Registration Statement or prospectus or for additional information;

                  (e) advise the Shareholders after the Company shall receive notice or obtain knowledge thereof of the issuance of any order by the Commission suspending the effectiveness of any such Registration Statement or amendment thereto or of the initiation or threatening of any proceeding for that purpose, and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal promptly if such stop order should be issued;

                  (f) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus forming a part thereof as may be necessary to keep such Registration Statement effective for the lesser of: (i) a period of time necessary to complete the public distribution of such Registration Shares; (ii) six (6) months; or (iii) the maximum period of time permitted by law to keep effective a registration statement, and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Shareholders set forth in such Registration Statement;

                  (g) furnish to the Shareholders such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as the Shareholders may reasonably request in order to facilitate the disposition of the Registration Shares owned by the Shareholders;

                  (h) use all reasonable efforts to register or qualify such Registration Shares under such securities or "blue sky" laws of such jurisdictions as determined by the underwriter after consultation with the Company and the Shareholders and do any and all other acts and things which may be necessary or advisable to enable the Shareholders to consummate the disposition in such jurisdictions of the Registration Shares;

                  (i) notify the Shareholders at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which such Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of the Shareholders, prepare a supplement or amendment to such Registration Statement so that such Registration Statement will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (j) cause all Registration Shares to be listed on each securities exchange on which similar securities issued by the Company are then listed;

                  (k) provide a transfer agent and registrar for all such Registration Shares not later than the effective date of such Registration Statement;

                  (l) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as the Shareholders or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of the Registration Shares;

                  (m) make available for inspection by the Shareholders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Shareholders or such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Shareholders, underwriter, attorney, accountant or agent in connection with such Registration Statement;

                  (n) use all reasonable efforts to cause Registration Shares covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Shareholders to consummate the disposition of such Registration Shares; and

                  (o) obtain a cold comfort letter from the Company's independent public accountants and an opinion of counsel in customary form and covering such matters of the type customarily covered by such documents as the Shareholders may reasonably request.

             5.   Expenses.

                  (a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or "blue sky" laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and the Senior Executives and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne by the Company. In addition, the Company will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

                  (b) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

             6.   Registration Covenants of Investors.  For a period of two
   (2) years following the date hereof, (i) no Investor shall sell Common Shares constituting five percent (5%) or more of the then issued and outstanding Common Shares to a single buyer (other than to underwriters pursuant to an underwritten offering) without the prior written consent of the Company (which consent shall not be requested by either Investor more than once during any 180-day period and which consent shall not be unreasonably withheld by the Company), and (ii) no Investor shall sell Common Shares constituting less than five percent (5%) of the then issued and outstanding Common Shares to a single buyer without providing written notice of such sale to the Company at least three (3) days prior to entering into a commitment relating to such sale.

             7.   Miscellaneous.

                  (a) Assignability; Successors. The rights and liabilities of the parties under this Agreement are not assignable or delegable, in whole or in part, without the prior written consent of the Company. The provisions of this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties.

                  (b) Survival. All agreements, representations and warranties made in this Agreement or in any document delivered pursuant to this Agreement shall survive the execution of this Agreement and the delivery of any such document.

                  (c) Governing Law. This Agreement shall be governed by the laws of the State of Wisconsin.

                  (d) Counterparts: Headings. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. The Section headings in this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

                  (e) Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, promises, warranties, covenants or undertakings concerning the subject matter hereof other than those expressly set forth in this Agreement. This Agreement supersedes all prior negotiations, agreements and undertakings between the parties with respect to such subject matter.

                  (f) Notices. All communications or notices required or permitted by this Agreement shall be in writing and shall be deemed to have been given at the earlier of the date when actually delivered to an officer of a party by personal delivery or telephonic facsimile transmission or two (2) calender days after the same is deposited in the United States mail, certified or registered mail, postage prepaid, and addressed as follows, unless and until any of such parties notifies the others in accordance with this Section of a change of address:


    If to the Company or the         HK Systems, Inc.
    Senior Executives:               Attention:  John W. Splude
                                     2855 S. James Drive
                                     New Berlin, WI 53151
                                     Fax No.:  414-860-7011

                                     with a copy to:

                                     HK Systems, Inc.
                                     Attention:  John R. Kuhnmuench
                                     2855 S. James Drive
                                     New Berlin, WI 53151
                                     Fax No.:  414-860-7011

    If to MIVC:                      M&I Ventures Corporation
                                     Attention:  John T. Byrnes
                                     770 North Water Street
                                     Milwaukee, WI 53202
                                     Fax No.:  414-765-7850

                                     with a copy to:

                                     Quarles & Brady
                                     Attention:  Patrick M. Ryan
                                     411 East Wisconsin Avenue
                                     Milwaukee, WI 53202
                                     Fax No.:  414-271-3552

    If to SWIB:                      State of Wisconsin Investment Board
                                     Attention:  Director of Private
                                          Placements
                                     121 East Wilson Street
                                     P.O. Box 7842
                                     Madison, WI 53707
                                     Fax No.:  608-266-2436

             (g) Amendments. Any provision of this Agreement may be amended if such amendment is in writing and is signed by the Company and all of the Shareholders.

             (h) Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

             (i)  No Reliance.   No third party is entitled to rely on any of
   the agreements of the parties contained in this Agreement and the parties assume no liability to any third party because of any reliance on the agreements of the parties contained in this Agreement.

             (j) Confidentiality. The Shareholders agree that they shall use reasonable steps to keep confidential any information or documents which they or their representatives receive from the Company in connection with this Agreement and which is confidential or proprietary in nature, except: (i) if disclosure is required by Law; (ii) to the extent that any such information or document was or is in the public domain; (iii) for use by the Shareholders and their agents and representatives in connection with this Agreement and (d) for information or documents which were in fact known or delivered to a Shareholder prior to disclosure or delivery by the Company.

             IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the day and year first above written.

   SENIOR EXECUTIVES                  HK SYSTEMS, INC.


   _________________________          By: ____________________________
   John W. Splude
                                      Attest:


   _________________________          By: ____________________________
   Glen P. Davis                                     Secretary


                                      M&I VENTURES CORPORATION
   _________________________
   John C. Hines                      By: ____________________________


                                      Attest:

                                      STATE OF WISCONSIN INVESTMENT BOARD

                                      By: ____________________________
                                      Title: _________________________